================================================================================





                           J. C. PENNEY COMPANY, INC.



                                      AND



                        BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION
                                              Trustee





                                  ____________


                                   INDENTURE

                           Dated as of April 1, 1994

                                  ____________





================================================================================

                           J. C. PENNEY COMPANY, INC.

         Reconciliation and tie between Trust Indenture Act of 1939 and
                      Indenture, dated as of April 1, 1994

                                                                      Reflected in Indenture
                                                         ----------------------------------------------
                                                         Section                                   Page
                                                         -------                                   ----
         TIA

Section  310(a)(1)       . . . . . . . . . . .           8.09                                      54
            (a)(2)       . . . . . . . . . . .           8.09                                      54
            (a)(3)       . . . . . . . . . . .           Not Applicable
            (a)(4)       . . . . . . . . . . .           Not Applicable
            (b)          . . . . . . . . . . .           8.08                                      53
Section  311(a)          . . . . . . . . . . .           8.13                                      57
            (b)          . . . . . . . . . . .           8.13                                      57
Section  312(a)          . . . . . . . . . . .           6.01                                      39
                         . . . . . . . . . . .           6.02(a)                                   40
            (b)          . . . . . . . . . . .           6.02(b)                                   40
            (c)          . . . . . . . . . . .           6.02(b)                                   40
Section  313(a)          . . . . . . . . . . .           6.03                                      40
            (b)          . . . . . . . . . . .           6.03                                      40
            (c)          . . . . . . . . . . .           6.03                                      40
            (d)          . . . . . . . . . . .           6.03                                      40
Section  314(a)          . . . . . . . . . . .           6.04                                      40
            (a)(4)       . . . . . . . . . . .           5.06                                      36
            (b)          . . . . . . . . . . .           Not Applicable
            (c)(1)       . . . . . . . . . . .           1.02                                      11
            (c)(2)       . . . . . . . . . . .           1.02                                      11
            (c)(3)       . . . . . . . . . . .           Not Applicable
            (d)          . . . . . . . . . . .           Not Applicable
            (e)          . . . . . . . . . . .           1.02                                      11
Section  315(a)          . . . . . . . . . . .           8.01                                      50
            (b)          . . . . . . . . . . .           8.02                                      51
            (c)          . . . . . . . . . . .           8.01                                      50
            (d)          . . . . . . . . . . .           8.01                                      50
            (e)          . . . . . . . . . . .           7.14                                      50
Section  316(a)(1)(A)    . . . . . . . . . . .           7.12                                      48
            (a)(1)(B)    . . . . . . . . . . .           7.02                                      43
                         . . . . . . . . . . .           7.13                                      49
            (a)(2)       . . . . . . . . . . .           Not Applicable
            (b)          . . . . . . . . . . .           7.08                                      47
Section  317(a)(1)       . . . . . . . . . . .           7.03                                      44
            (a)(2)       . . . . . . . . . . .           7.04                                      45
            (b)          . . . . . . . . . . .           5.03                                      34
Section  318(a)          . . . . . . . . . . .           1.07                                      14
- --------------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of this Indenture.

                               TABLE OF CONTENTS*

                                                                                                                           Page
RECITALS OF THE COMPANY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

                                                          ARTICLE ONE
                                    DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01.  Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
                   Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
                   Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
                   Authenticating Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
                   Authorized Newspaper  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
                   Bankruptcy Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
                   Board of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
                   Board Resolution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
                   Business Day  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
                   Commission  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
                   Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
                   Company Request and Company Order . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
                   Covenant Defeasance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
                   Currency or Money . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
                   Currency Indexed Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
                   Defaulted . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
                   Defaulted Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
                   Defeasance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
                   Depository  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
                   Dollars or $  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
                   Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
                   Exchange Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
                   Funded Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
                   Global Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
                   Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
                   Indexed Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
                   Interest Payment Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
                   Investment Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
                   Maturity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
                   Non-Restricted Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
                   Notice of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
                   Officers' Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5


__________________________________

     *This Table of Contents is not part of the Indenture.

                   Opinion of Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
                   Original Issue Discount Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
                   Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
                   Paying Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
                   Periodic Offering . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
                   Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
                   Place of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
                   Predecessor Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
                   Principal Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
                   Principal Corporate Trust Office  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
                   Principal Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
                   Redemption Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
                   Redemption Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
                   Regular Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
                   Responsible Officer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
                   Restricted Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
                   Sale and Lease-Back Transaction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
                   Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
                   Securities Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
                   Securityholder or Holder  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
                   Security Register . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
                   Security Registrar  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
                   Senior Funded Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
                   Special Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
                   Stated Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
                   Stockholders' Equity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
                   Subordinated Funded Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
                   Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
                   Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
                   Trust Indenture Act or TIA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
                   U.S. Government Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
SECTION 1.02.  Compliance Certificates and Opinions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
SECTION 1.03.  Form of Documents Delivered to Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
SECTION 1.04.  Acts of Securityholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
SECTION 1.05.  Notices, etc., to Trustee and Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
SECTION 1.06.  Notices to Securityholders; Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
SECTION 1.07.  Conflict with Trust Indenture Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
SECTION 1.08.  Effect of Headings and Table of Contents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
SECTION 1.09.  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
SECTION 1.10.  Separability Clause  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
SECTION 1.11.  Benefits of Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
SECTION 1.12.  Legal Holidays . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
SECTION 1.13.  Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15

                                                        ARTICLE TWO
                                         ISSUANCE OF SECURITIES IN SERIES; FORMS;
                                          OTHER PROVISIONS RELATING TO SECURITIES

SECTION 2.01.  Amount Unlimited; Issuance in Series . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
SECTION 2.02.  Forms Generally  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
SECTION 2.03.  Forms of Trustee's Certificate of Authentication . . . . . . . . . . . . . . . . . . . . . . . .    20
SECTION 2.04.  Currency; Denominations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    21
SECTION 2.05.  Date, Execution, Authentication and Delivery . . . . . . . . . . . . . . . . . . . . . . . . . .    21
SECTION 2.06.  Temporary Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
SECTION 2.07.  Registration, Registration of Transfer and Exchange  . . . . . . . . . . . . . . . . . . . . . .    22
SECTION 2.08   Mutilated, Destroyed, Lost and Stolen Securities . . . . . . . . . . . . . . . . . . . . . . . .    24
SECTION 2.09.  Payment of Interest; Interest Rights Preserved . . . . . . . . . . . . . . . . . . . . . . . . .    25
SECTION 2.10.  Place of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    26
SECTION 2.11.  Persons Deemed Owners  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    26
SECTION 2.12.  Cancellation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
SECTION 2.13.  Computation of Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
SECTION 2.14.  Form of Legend for Global Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
SECTION 2.15.  Payment to be in Proper Currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28

                                                        ARTICLE THREE
                                                     ISSUE OF SECURITIES

SECTION 3.01.  Authentication and Delivery of Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . .    28
SECTION 3.02.  Documents Required for Issuance of Series of Securities  . . . . . . . . . . . . . . . . . . . .    28

                                                         ARTICLE FOUR
                                                   REDEMPTION OF SECURITIES

SECTION 4.01.  Right of Redemption  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30
SECTION 4.02.  Applicability of Article . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30
SECTION 4.03.  Election to Redeem; Notice to Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30
SECTION 4.04.  Selection of Securities to Be Redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30
SECTION 4.05.  Notice of Redemption . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    31
SECTION 4.06.  Deposit of Redemption Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    32
SECTION 4.07.  Securities Payable on Redemption Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    32
SECTION 4.08.  Securities Redeemed in Part  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    33

                                                         ARTICLE FIVE
                                                          COVENANTS

SECTION 5.01.  Payment of Principal, Premium and Interest . . . . . . . . . . . . . . . . . . . . . . . . . . .    33
SECTION 5.02.  Maintenance of Agency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    33
SECTION 5.03.  Money for Security Payments to Be Held in Trust  . . . . . . . . . . . . . . . . . . . . . . . .    34

SECTION 5.04.  Payment of Taxes and Other Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    35
SECTION 5.05.  Maintenance of Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    35
SECTION 5.06.  Statement as to Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    36
SECTION 5.07.  Corporate Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    36
SECTION 5.08.  Limitations on Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    36
SECTION 5.09.  Limitations on Sale and Lease-Back Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . .    38
SECTION 5.10.  Waiver of Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    39

                                                             ARTICLE SIX
                                       SECURITYHOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 6.01.  Company to Furnish Trustee Name and Addresses of
               Securityholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    39
SECTION 6.02.  Preservation of Information; Communications to Securityholders . . . . . . . . . . . . . . . . . . . .    40
SECTION 6.03.  Reports by Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40
SECTION 6.04.  Reports by Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40

                                                            ARTICLE SEVEN
                                                               REMEDIES

SECTION 7.01.  Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    41
SECTION 7.02.  Acceleration of Maturity; Rescission and Annulment . . . . . . . . . . . . . . . . . . . . . . . . . .    43
SECTION 7.03.  Collection of Indebtedness and Suits for Enforcement by Trustee  . . . . . . . . . . . . . . . . . . .    44
SECTION 7.04.  Trustee May File Proofs of Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    45
SECTION 7.05.  Trustee May Enforce Claims without Possession of Securities  . . . . . . . . . . . . . . . . . . . . .    46
SECTION 7.06.  Application of Money Collected . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46
SECTION 7.07.  Limitation on Suits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46
SECTION 7.08.  Unconditional Right of Securityholders to Receive Principal,
               Premium and Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47
SECTION 7.09.  Restoration of Rights and Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47
SECTION 7.10.  Rights and Remedies Cumulative . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    48
SECTION 7.11.  Delay or Omission Not Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    48
SECTION 7.12.  Control by Securityholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    48
SECTION 7.13.  Waiver of Past Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    49
SECTION 7.14.  Undertaking for Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    50
SECTION 7.15.  Waiver of Stay or Extension Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    50

                                                            ARTICLE EIGHT
                                                             THE TRUSTEE

SECTION 8.01.  Certain Duties and Responsibilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    50
SECTION 8.02.  Notice of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    51
SECTION 8.03.  Certain Rights of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    51
SECTION 8.04.  Not Responsible for Recitals or Issuance of Securities . . . . . . . . . . . . . . . . . . . . . . . .    52

SECTION 8.05.  May Hold Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    52
SECTION 8.06.  Money Held in Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    52
SECTION 8.07.  Compensation and Reimbursement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    53
SECTION 8.08.  Disqualified; Conflicting Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    53
SECTION 8.09.  Corporate Trustee Required; Eligibility  . . . . . . . . . . . . . . . . . . . . . . . . . .    54
SECTION 8.10.  Resignation and Removal; Appointment of Successor  . . . . . . . . . . . . . . . . . . . . .    54
SECTION 8.11.  Acceptance of Appointment by Successor . . . . . . . . . . . . . . . . . . . . . . . . . . .    55
SECTION 8.12.  Merger, Conversion, Consolidation or Succession to
               Business of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    57
SECTION 8.13.  Preferential Collection of Claims against Company  . . . . . . . . . . . . . . . . . . . . .    57
SECTION 8.14.  Authenticating Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    57

                                                       ARTICLE NINE
                                                 SECURITYHOLDERS' MEETINGS

SECTION 9.01.  Purposes of Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    58
SECTION 9.02.  Call of Meetings by Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    59
SECTION 9.03.  Call of Meetings by Company or Securityholders . . . . . . . . . . . . . . . . . . . . . . .    59
SECTION 9.04.  Qualifications for Voting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    59
SECTION 9.05.  Regulations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    60
SECTION 9.06.  Voting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    60
SECTION 9.07.  Action by Securityholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    61

                                                       ARTICLE TEN
                                                 SUPPLEMENTAL INDENTURES

SECTION 10.01.  Supplemental Indentures without Consent of Securityholders  . . . . . . . . . . . . . . . .    61
SECTION 10.02.  Supplemental Indentures with Consent of Securityholders . . . . . . . . . . . . . . . . . .    62
SECTION 10.03.  Execution of Supplemental Indentures  . . . . . . . . . . . . . . . . . . . . . . . . . . .    64
SECTION 10.04.  Effect of Supplemental Indentures . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    64
SECTION 10.05.  Conformity with Trust Indenture Act . . . . . . . . . . . . . . . . . . . . . . . . . . . .    64
SECTION 10.06.  Reference in Securities to Supplemental Indentures  . . . . . . . . . . . . . . . . . . . .    64
SECTION 10.07.  Notice of Supplemental Indentures . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    64

                                                       ARTICLE ELEVEN
                                       CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

SECTION 11.01.  Company May Consolidate, etc., Only on Certain Terms  . . . . . . . . . . . . . . . . . . .    65
SECTION 11.02.  Successor Corporation Substituted . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    65

                                                       ARTICLE TWELVE
                                                  SATISFACTION AND DISCHARGE

SECTION 12.01.  Satisfaction and Discharge of Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     66
SECTION 12.02.  Application of Trust Money  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     67

                                                       ARTICLE THIRTEEN
                                           IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                                                    OFFICERS AND DIRECTORS

SECTION 13.01.  Exemption from Individual Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     67

                                                       ARTICLE FOURTEEN
                                             DEFEASANCE AND COVENANT DEFEASANCE

SECTION 14.01.  Company's Option to Effect Defeasance or Covenant Defeasance  . . . . . . . . . . . . . . . . . . . .     68
SECTION 14.02.  Defeasance and Discharge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     68
SECTION 14.03.  Covenant Defeasance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     69
SECTION 14.04.  Conditions to Defeasance or Covenant Defeasance . . . . . . . . . . . . . . . . . . . . . . . . . . .     69
SECTION 14.05.  Deposited Money and U.S. Government Obligations
                to Be Held in Trust; Miscellaneous Provisions   . . . . . . . . . . . . . . . . . . . . . . . . . . .     70
SECTION 14.06.  Reinstatement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     71

                                                       ARTICLE FIFTEEN
                                                        MISCELLANEOUS

SECTION 15.01.  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     71

         THIS INDENTURE is entered into as of April 1, 1994, between J. C. PENNEY COMPANY, INC., a Delaware corporation (hereinafter called the "Company"), having its principal executive office located at 6501 Legacy Drive, Plano, Texas 75024-3698 and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, organized and existing as a national banking association under the laws of the United States of America (hereinafter called the "Trustee"), having its corporate trust office in the City of Los Angeles, State of California.

                            RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"). The Securities are unlimited as to principal amount, may bear such rates of interest, mature at such time or times, be issued in one or more series and have such other provisions as may hereafter be established under this Indenture. All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the holders thereof, the Company and the Trustee mutually covenant and agree, for the equal and proportionate benefit of the respective holders from time to time of the Securities, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

         SECTION 1.01.  Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                 (1) all references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture;

                 (2) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                 (3) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                 (4) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein; and

                 (5) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting practices.

         Certain terms, used principally in Article Eight, are defined in that Article.

         "Act" when used with respect to any Securityholder has the meaning specified in Section 1.04.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person that may be appointed as Authenticating Agent in accordance with Section 8.14 to authenticate Securities of one or more series.

         "Authorized Newspaper" means a newspaper, in an official language of the place of publication or in the English language, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are Legal Holidays in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Whenever successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any day that is a Business Day in the place of publication.

         "Bankruptcy Code" means Title 11 of the United States Code.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, delivered to the Trustee.

         "Business Day" means each day which is neither a Saturday, Sunday nor other day on which banking institutions in the pertinent Place of Payment are authorized or obligated by law or executive order to remain closed.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board, a Vice Chairman of the Board, a President or a Vice President, and by a Treasurer, an Assistant Treasurer, a Controller, an Assistant Controller, a Secretary, or an Assistant Secretary, and delivered to the Trustee.

         "Covenant Defeasance" has the meaning specified in Section 14.03.

         "Currency" or "Money", with respect to any payment, deposit or other transfer in respect of the principal of or any premium or interest on any Security, means the unit or units of legal tender for the payment of public and private debts (or any composite thereof) in which such payment, deposit or other transfer is required to be made by or pursuant to the terms hereof and, with respect to any other payment, deposit or transfer pursuant to or contemplated by the terms hereof, means Dollars.

         "Currency Indexed Note" means any Security with the amount of principal payments determined by reference to an index Currency.

         "Defaulted" means, when used with respect to any series of Securities, a series of Securities with respect to which an Event of Default shall have occurred and be continuing, but only if, in the case of the Events of Default referred to in Section 7.01(1), (2), (3), (4), (5) and (6), such Event of Default has occurred with respect to Securities of such series, and only if, in the case of an Event of Default referred to in Section 7.01(7), the written notice referred to in Section 7.01(7) has been given by the Trustee or by the Holders of at least 25% in Principal Amount of the Outstanding Securities of such series of Securities.

         "Defaulted Interest" has the meaning specified in Section 2.09.

         "Defeasance" has the meaning specified in Section 14.02.

         "Depository" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the clearing agency registered under the Exchange Act specified for that purpose, with respect to the Securities of such series. If at any time there is more than one such Person, "Depository" shall mean, with respect to any Securities, the qualifying entity which has been appointed with respect to such Securities.

         "Dollars" or "$" means a dollar or other equivalent unit of legal tender for payment of public or private debts in the United States.

         "Event of Default" has the meaning specified in Section 7.01.

         "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

         "Funded Indebtedness" of a corporation means the principal of (a) all indebtedness created, incurred or assumed by such corporation (including the Securities in the case of the Company) which by its terms is not payable on demand and which matures by its terms, or which by its terms such corporation has the right at its option to renew or extend to a date, more than one year after the date of determination, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, and which is (i) for money borrowed or (ii) evidenced by a note or similar instrument given in connection with the acquisition of any business, properties or assets, including securities, (b) any indebtedness of others of the kinds described in the preceding clause (a) for the payment of which such corporation is responsible or liable as guarantor or otherwise and (c) amendments, renewals and refundings of any such indebtedness; provided, however, that such term shall not include any obligations under leases or any guarantees of obligations of others under leases. It is understood that for the purposes of this definition the term "principal" when used at any date with respect to any indebtedness shall mean the amount of principal of such indebtedness that could be declared due and payable on that date pursuant to the terms of such indebtedness.

         "Global Security" means a Security bearing the legend required by
Section 2.14 evidencing all or part of a series of Securities, issued to the Depository for such series or its nominee and registered in the name of such Depository or nominee.

         "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by
Section 2.01.

         "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

         "Interest Payment Date" when used with respect to any Security means the Stated Maturity of an installment of interest on such Security.

         "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

         "Maturity" when used with respect to any Security means the date on which the principal of such Security or an installment of principal becomes due and payable as herein or in such Security provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Non-Restricted Subsidiary" means any Subsidiary except a Restricted Subsidiary.

         "Notice of Default" means a written notice of the kind specified in
Section 7.01(5) or 7.01(7).

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, any Vice Chairman of the Board, President or Vice President of the Company, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel who may (except as otherwise expressly provided in this Indenture) be counsel for the Company.

         "Original Issue Discount Security" means a Security issued pursuant to this Indenture which provides for an amount less than the principal face amount thereof to be declared due and payable upon acceleration pursuant to Section 7.02.

         "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, other than:

                 (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                 (b) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust, or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent), for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                 (c) Securities as to which the Company has effected Defeasance pursuant to Section 14.02; and

                 (d)      Securities which have been paid pursuant to Section
         2.08 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite Principal Amount of Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or are present at a meeting of Securityholders for quorum purposes, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that pursuant to the terms of such Original Issue Discount Security would be declared (or shall have been declared to be) due and payable upon a declaration of acceleration thereof pursuant to Section 7.02 at the time of such determination, and (ii) the principal amount of any Indexed Security that may be counted in making such determination and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided in or pursuant to this Indenture. Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest, if any, on any Securities on behalf of the Company.

         "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities, including without limitation the rate or rates of interest (or formula for determining the rate or rates of interest), if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Securities.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and/or interest on the Securities of that series are payable, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 2.08 in exchange for or in lieu of a mutilated, destroyed, lost, or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Principal Amount" means, when used with respect to any Security, the amount of principal of such Security that could then be declared due and payable pursuant to Section 7.02 if such Security were then a Defaulted Security.

         "Principal Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be administered.

         "Principal Property" means all real property and tangible personal property owned by the Company or a Restricted Subsidiary constituting a part of any store, warehouse or distribution center located within one of the 50 states of the United States or the District of Columbia, exclusive of motor vehicles, mobile materials-handling equipment and other rolling stock, cash registers and other point of sale recording devices and related equipment, and data processing and other office equipment; provided, however, that such term shall not include any such property constituting a part of any such store, warehouse or distribution center unless the net book value of all real property (including leasehold improvements) and store fixtures constituting a part of such store, warehouse or distribution center exceeds 0.25% of Stockholders' Equity.

         "Redemption Date" when used with respect to any Security to be redeemed means the date fixed for such redemption pursuant to this Indenture.

         "Redemption Price" when used with respect to any Security to be redeemed means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for interest payable on a Security on any Interest Payment Date on the Securities of any series means the close of business on the date specified as such pursuant to this Indenture.

         "Responsible Officer" when used with respect to the Trustee means the chairman or any vice chairman of the board of directors, the chairman or any vice chairman of the executive committee of the board of directors, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Subsidiary" means any Subsidiary of the Company or of a Restricted Subsidiary which the Company shall, by an Officers' Certificate, have designated as a Restricted Subsidiary and the designation of which as a Restricted Subsidiary shall not have been canceled by an Officers' Certificate. Any such designation or cancellation of such designation may be made more than once with respect to any Subsidiary; provided, however, that no Subsidiary which has previously been a Restricted Subsidiary shall be redesignated a Restricted Subsidiary if during any period following cancellation of its previous designation as a Restricted Subsidiary such Subsidiary shall have entered into a Sale and Lease-Back Transaction which would have been prohibited under Section 5.09(a) had such Subsidiary been a Restricted Subsidiary at the time of such Transaction.

         "Sale and Lease-Back Transaction" of a corporation means any arrangement whereby (a) property has been or is to be sold or transferred by such corporation to any Person with the intention on the part of such corporation of taking back a lease of such property pursuant to which the rental payments are calculated to amortize the purchase price of such property substantially over the useful life of such property and (b) such property is in fact so leased by such corporation.

         "Security" has the meaning stated in the first recital of this Indenture and more particularly means any unsecured evidence of indebtedness authenticated and delivered under this Indenture; provided, however, that if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

         "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

         "Securityholder" or "Holder" when used with respect to any Security means the Person in whose name such Security is registered in the Security Register.

         "Security Register" has the meaning specified in Section 2.07.

         "Security Registrar" means the Person who keeps the Security Register specified in Section 2.07.

         "Senior Funded Indebtedness" of the Company means any Funded Indebtedness of the Company unless in any instrument or instruments evidencing or securing such Funded Indebtedness or pursuant to which the same is outstanding, or in any amendment, renewal, extension or refunding of such Funded Indebtedness, it is provided that such Funded Indebtedness is subordinate in right of payment to the Securities (a) in the event of any dissolution or winding-up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, or any bankruptcy, insolvency, receivership or similar proceedings relative to the Company, (b) in the event that any Subordinated Funded Indebtedness of the Company is declared due and payable before its expressed maturity because of the occurrence of an event of default with respect to such Subordinated Funded Indebtedness and (c) in the event of any default in the payment of principal (including any required prepayments or amortization) of or interest on any Senior Funded Indebtedness of the Company. "Senior Funded Indebtedness" of a Restricted Subsidiary means any Funded Indebtedness of such Restricted Subsidiary and the aggregate preference on involuntary liquidation of any class of stock of such Restricted Subsidiary ranking, either as to payment of dividends or distribution of assets, prior to any other class of stock of such Restricted Subsidiary.

         "Special Record Date" for the payment of any Defaulted Interest means the date fixed by the Trustee pursuant to Section 2.09.

         "Stated Maturity" when used with respect to any Security, or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security, or such installment of principal or interest, is due and payable.

         "Stockholders' Equity" means the sum, as at the close of a monthly accounting period (selected by the Company) ending within 65 days next preceding the date of determination, of (a) the aggregate of capital, capital stock, capital surplus, capital in excess of par value of stock, reinvested earnings, earned surplus and net income retained for use in the business (however the foregoing may be designated), after deducting the cost of shares of capital stock of the Company held in its treasury, of the Company and consolidated Subsidiaries, determined in accordance with generally accepted accounting practices applied on the basis used in reports from time to time to stockholders of the Company, plus (b) the amount reflected in such determination as deferred tax effects.

         "Subordinated Funded Indebtedness" of the Company means Funded Indebtedness of the Company which is not Senior Funded Indebtedness.

         "Subsidiary" means (a) any corporation of which the Company, directly or indirectly, owns more than 50% of the outstanding stock, which at the time shall have by the terms thereof ordinary voting power to elect directors of such corporation, irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency, or (b) any such corporation of which such percentage of shares of outstanding stock of the character described in the foregoing clause (a) shall at the time be owned, directly or indirectly, by the Company and one or more Subsidiaries as defined in the foregoing clause
(a) or by one or more such Subsidiaries.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" shall mean each such Person and as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "U.S. Government Obligations" means securities which are (1) direct obligations of the United States of America for the payment of which its full faith and credit is pledged, or (2) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, provided that the payment of such obligations is unconditionally
            --------
guaranteed as a full faith and credit obligation by the United States of America. The term "U.S. Government Obligations" shall also include depository receipts issued by a bank or trust company as custodian and evidencing ownership by the holders of such depository receipts of future payments of interest or principal, or both, on U.S. Government Obligations, as defined above, held by such custodian, provided that except as required by law, no
                               --------
deduction may be made by the custodian from the amount payable to the holder of any such depository receipt from the amount received by the custodian in respect of any such payment of interest or principal.

         SECTION 1.02.  Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for the Officer's Certificate required by Section 5.06) shall include:

                 (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                 (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                 (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 1.03.  Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 1.04.  Acts of Securityholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 8.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         Without limiting the generality of this Section 1.04, unless otherwise provided in or pursuant to this Indenture, a Holder, including a Depository or its nominee that is a Holder of a Global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be made, given or taken by Holders, and a Depository or its nominee that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security through such Depository's standing instructions and customary practices.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a Person acting in a capacity other than such Person's individual capacity, such certificate or affidavit shall also constitute sufficient proof of the authority of the Person executing the same. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c)     The ownership of Securities shall be proved by the Security
Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, provided or permitted by this Indenture to be given or taken by Holders of Securities of such series. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date. With regard to any action that may be given or taken hereunder only by Holders of a requisite Principal Amount of Outstanding Securities of any series (or their duly appointed agents) and for which a record date is set pursuant to this paragraph, the Company may, at its option, set an expiration date after which no such action purported to be given or taken by any Holder shall be effective hereunder unless given or taken on or prior to such expiration date by Holders of the requisite Principal Amount of Outstanding Securities of such series on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this paragraph, the Company may, on one or more occasions at its option, extend such date to any later date. Notwithstanding the foregoing, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any action to be given or taken by Holders pursuant to Section 7.01, 7.02 or 7.12.

         Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the Principal Amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Principal Amount.

         SECTION 1.05.  Notices, etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Securityholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                 (1) the Trustee by any Securityholder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Principal Corporate Trust Office, or

                 (2) the Company by the Trustee or by any Securityholder shall be sufficient for every purpose hereunder (except as provided in Section 7.01(5) and (7)) if in writing and mailed, first-class, postage prepaid, to the Company addressed to the attention of its Treasurer at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

         SECTION 1.06.  Notices to Securityholders; Waiver.

         Where this Indenture provides for notice to Securityholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid, to each Securityholder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Securityholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Securityholder shall affect the sufficiency of such notice with respect to other Securityholders. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

         In case, by reason of the suspension of publication of any Authorized Newspaper or the suspension of regular mail service, or by reason of any other cause, it shall be impractical to make publication of any notice in an Authorized Newspaper or Authorized Newspapers or to give such notice by mail as required by this Indenture, then such method of publication or notification as shall be made with the approval of the Trustee shall constitute a sufficient publication or notification for every purpose hereunder.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Securityholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         SECTION 1.07.  Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with a provision of the TIA which is required to be included in this Indenture by any of the provisions of the TIA, such required provision of the TIA shall control. If any provision of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the provision of the TIA shall be deemed to apply to this Indenture as so modified or shall be excluded, as the case may be.

         SECTION 1.08.  Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.09.  Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 1.10.  Separability Clause.

         In case any provision in this Indenture or in any of the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.11.  Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Securityholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 1.12.  Legal Holidays.

         In any case where the date of any Interest Payment Date or Redemption Date or the Stated Maturity of any Security or any date on which any Defaulted Interest is proposed to be paid or the last day on which a Securityholder has the right to convert or exchange his Security at a particular conversion or exchange price shall not be a Business Day, then (notwithstanding any other provision of the Securities or this Indenture, other than a provision in any Security that specifically states that such provision shall apply in lieu of this Section) payment of the principal of (and premium, if any) or interest on, or conversion or exchange of, such Security need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Interest Payment Date or Redemption Date or Stated Maturity or on such date on which Defaulted Interest is proposed to be paid or on such last day for conversion or exchange, and no interest shall accrue for the period from and after any such nominal date.

         SECTION 1.13.  Governing Law.

         This Indenture and the Securities shall be construed in accordance with and governed by the internal laws (and not the law of conflicts) of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

                                  ARTICLE TWO

                    ISSUANCE OF SECURITIES IN SERIES; FORMS;
                    OTHER PROVISIONS RELATING TO SECURITIES

         SECTION 2.01.  Amount Unlimited; Issuance in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities issued hereunder may be issued in one or more series. The Securities of each series may bear such designations, which may or may not include the term "Security", and may have such terms, respectively (including, without limitation, additional covenants and changes in or eliminations of covenants set forth in this Indenture), as shall be approved prior to the authentication thereof by or pursuant to a Board Resolution; provided, however, that no Securities of any series shall be senior in right of payment to any Securities of any other series and the Securities of each series shall rank equally and pari passu with all other unsecured and unsubordinated debt of the Company.

         With respect to any Securities to be authenticated and delivered hereunder, there shall be established in or pursuant to a Board Resolution and, subject to Section 3.02, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                 (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

                 (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 2.06, 2.07, 2.08, 10.06 or 4.08 and except for any Securities which, pursuant to Section 2.05 are deemed never to have been authenticated and delivered hereunder);

                 (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                 (4) the date or dates, or the method or methods, if any, by which such date or dates shall be determined, on which the principal of such Securities is payable;

                 (5) the rate or rates at which any Securities of the series shall bear interest, if any, or the method or methods, if any, by which such rate or rates are to be determined, the date or dates, if any, from which such interest shall accrue or the method or methods, if any, by which such date or dates are to be determined, the Interest Payment Dates, if any, on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on any Interest Payment Date, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

                 (6) the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable, any Securities of the series may be surrendered for registration of transfer or exchange and notices and demands to or upon the Company with respect to the Securities of the series and this Indenture may be served;

                 (7) whether any of such Securities are to be redeemable at the option of the Company and, if so, the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company, and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

                 (8) whether the Company is obligated to redeem, purchase or repay any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and, if so, the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation and any provisions for the remarketing of any Securities of the series so redeemed or purchased;

                 (9) the denominations in which any Securities of the series shall be issuable if other than denominations of $1,000 and any integral multiple thereof;

                 (10) whether the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method or methods may be based, without limitation, on one or more Currencies, commodities, equity indices or other indices), and if so, the terms and conditions upon which and the manner in which such amounts shall be determined and paid or payable;

                 (11) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in Section 1.01;

                 (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

                 (13) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 7.02 or the method by which such portion is to be determined;

                 (14) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

                 (15) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section
         14.02 or Section 14.03 or both such Sections and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

                 (16) if there is more than one Trustee, the identity of the Trustee and, if not the Trustee, the identity of each Security Registrar, Paying Agent or Authenticating Agent with respect to such Securities;

                 (17) any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to any Securities of the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

                 (18) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, if so, (a) the Depository with respect to such Global Security or Securities, (b) the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 2.14, and (c) the circumstances under which any such Global Security may be exchanged for Securities registered in the name of, and any transfer of such Global Security may be registered to, a Person other than such Depository or its nominee, if other than as set forth in Section 2.07;

                 (19) if any Securities of the series are to be issuable upon the exercise of warrants, this shall be so established and (if established by Board Resolution) so set forth, as well as the time, manner and place for such Securities to be authenticated and delivered;

                 (20) if less than all of the Holders of Securities or any series of Securities may consent on behalf of all of such Holders to the postponement of any interest payment as permitted pursuant to
         Section 316(a)(2) of the TIA, such lesser percentage; and

                 (21) any other terms of any Securities of the series which the Company may establish in accordance with the terms of this Indenture.

         All Securities of any one series shall be substantially identical except as to currency of payments due thereunder, denomination and the rate or rates of interest, if any, and Maturity, the date from which interest, if any, shall accrue and except as may otherwise be provided by the Company in or pursuant to the Board Resolution and set forth in the Officers' Certificate or in any indenture or indentures supplemental hereto pertaining to such series of Securities. All Securities of any one series need not be issued at the same time and, unless otherwise so provided by the Company, a series may be reopened for issuances of additional Securities of such series or to establish additional terms of such series of Securities, provided that such additional terms do not have a material adverse effect on the interests of the Holders of Securities of such Series.

         SECTION 2.02.  Forms Generally.

         The form of each series of Securities shall be substantially the form for such series approved by or pursuant to such Board Resolution, and each Security of such series shall be in substantially the form so approved; provided, however, that a Board Resolution authorizing the issuance of Securities may elect to treat as a single series such Securities as those commonly known as medium-term notes, which may be issued from time to time in one or more approved forms with particular Securities of the series having financial terms determined pursuant to such Board Resolution at or about the time of their issuance, and in such case the form for any particular Security of such series and for any Security issued in exchange or transfer of all or part of such particular Security shall be whichever of the approved forms for such series was authorized for such particular Security. Any Securities may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which such Securities may be listed, or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

         Each definitive Security shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Security, as evidenced by their execution of such Security.

         SECTION 2.03.  Forms of Trustee's Certificate of Authentication.

         The Trustee's certificate of authentication shall be substantially in either of the following forms:

               (FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

                         CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                  _____________________________,
                                                     as Trustee


                                                  By __________________________
                                                         Authorized Officer

               (FORM OF ALTERNATE CERTIFICATE OF AUTHENTICATION)

                         CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                  _____________________________,
                                                     as Trustee

                                                  By __________________________
                                                       (Authenticating Agent)

                                                  By __________________________
                                                         Authorized Officer

         SECTION 2.04.  Currency; Denominations.

         Unless otherwise provided in or pursuant to this Indenture, the principal of, any premium and interest on the Securities of any series shall be payable in Dollars. Unless otherwise provided with respect to a series of Securities by or pursuant to the Board Resolution authorizing such series, the Securities of each series denominated in Dollars shall be issuable as a registered Security without coupons in the denomination of $1,000 or any integral multiple thereof. Securities not denominated in Dollars shall be issuable in such denominations as are established with respect to such Securities in or pursuant to this Indenture.

         SECTION 2.05.  Date, Execution, Authentication and Delivery.

         Except as otherwise provided with respect to a series of Securities by or pursuant to the Board Resolution authorizing such series, the Securities of all series shall be dated the dates of their respective dates of authentication.

         Except as otherwise provided with respect to a series of Securities by or pursuant to the Board Resolution authorizing such series, the Securities of all series shall be executed on behalf of the Company by its Chairman of the Board, one of its Vice Chairmen of the Board, its President or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries. The signatures of any or all of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in one of the forms provided for herein manually executed by the Trustee or on its behalf as provided in Section 8.14, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.12, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         SECTION 2.06.  Temporary Securities.

         Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which may be printed, lithographed, typewritten, mimeographed or otherwise produced in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         Except in the case of temporary Securities in global form, which can be exchanged in accordance with the provisions thereof, if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or at any agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series and tenor and date of maturity and of authorized denominations. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

         SECTION 2.07.  Registration, Registration of Transfer and Exchange.

         The Company shall keep or cause to be kept a register or registers (hereinafter sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and the registration of transfers of Securities. Any such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers shall be available for inspection by the Trustee at the office or agency to be maintained by the Company as provided in Section 5.02.

         Upon surrender for registration of transfer of any Security of any series at any office or agency of the Company in any Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees and in authorized denominations, one or more new Securities of the same series and date of maturity and of like tenor and aggregate principal amount.

         At the option of the Holder, Securities of any series may be exchanged for a like aggregate principal amount of other Securities of the same series, in authorized denominations and date of maturity and tenor, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Securityholder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar (if other than the Company) duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.06, 4.08, or 10.06 not involving any transfer.

         The Company may but shall not be required (i) to issue, register the transfer of or exchange any Securities of a particular series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption under
Section 4.04 and ending at the close of business on the day of such mailing,
(ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to issue, register the transfer of or exchange any Security that, in accordance with its terms, has been surrendered for payment at the option of the Holder, except the portion, if any, of such Security not to be so paid.

         Each Global Security authenticated under this Indenture shall be registered in the name of the Depository designated for such Global Security or a nominee thereof and delivered to such Depository or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

         Any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depository for such Global Security shall direct.

         Notwithstanding any other provision in this Indenture, no Global Security may be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depository for such Global Security or any nominee thereof, and no such transfer may be registered, unless
(1) such Depository (A) notifies the Company that it is unwilling or unable to continue as Depository for such Global Security or
(B) ceases to be a clearing agency registered under the Exchange Act, (2) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so transferable, registrable and exchangeable, and such transfers shall be registrable, or (3) there shall have occurred and be continuing an Event of Default with respect to the Securities evidenced by such Global Security. Notwithstanding any other provision in this Indenture, a Global Security to which the restriction set forth in the preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Securities registered only in the name or names of, such Person or Persons as the Depository for such Global Security shall have directed and no transfer thereof other than such a transfer may be registered.

         Every Security authenticated and delivered upon registration of transfer, or in exchange for or in lieu, of a Global Security to which the restriction set forth in the first sentence of the preceding paragraph shall apply, whether pursuant to this Section, Sections 2.06, 2.08, 4.08 or 10.06 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security unless such Security is registered in the name of a Person other than the Depository for such Global Security or a nominee thereof.

         SECTION  2.08 Mutilated, Destroyed, Lost and Stolen Securities.

         If (i) any mutilated Security is surrendered to the Trustee, or if the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of the same series, date of maturity and principal amount and of like tenor, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

         The provisions of this Section as amended or supplemented pursuant to this Indenture with respect to particular Securities or generally, shall be exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION  2.09. Payment of Interest; Interest Rights Preserved.

         Except as otherwise provided with respect to a series of Securities by or pursuant to the Board Resolution authorizing such series, interest on each Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date.

         Except as otherwise provided with respect to a series of Securities by or pursuant to the Board Resolution authorizing such series, all interest on each Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause
(1) or Clause (2) below:

                 (1) The Company may elect to make payment of any Defaulted Interest to the Person in whose name the Security of such series (or a Predecessor Security) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class, postage prepaid, to each holder of a Security of such series in respect of which such Defaulted Interest is payable at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper in each Place of Payment, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series in respect of which such Defaulted Interest is payable (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                 (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the applicable requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                 Subject to the foregoing provisions of this Section, and except as otherwise provided with respect to a series of Securities by or pursuant to the Board Resolution authorizing such series, each Security delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 2.10.  Place of Payment.

         The principal and the Redemption Price of, and interest, if any, on, each Security shall be payable at the agency or agencies maintained by the Company for such purposes at each Place of Payment which shall be designated by the Company by written notice to the Trustee; provided, however, that at the option of the Company payment of interest may be made by check mailed by first class mail to the address of the Person entitled thereto at such address as shall appear in the Security Register.

         SECTION 2.11.  Persons Deemed Owners.

         Prior to due presentment for registration of transfer of any Security, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Section 2.09) interest, if any, on, such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         No Person entitled to any beneficial interest in any Global Security held on its behalf by a Depository or its nominee shall, as such, have any rights under this Indenture with respect to such Global Security, and such Depository or its nominee may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         SECTION 2.12.  Cancellation.

         Except as otherwise provided with respect to a series of Securities by or pursuant to the Board Resolution authorizing such series, each Security surrendered for payment, registration of transfer, conversion, exchange, redemption or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and any such Security, as well as Securities surrendered directly to the Trustee for any such purpose, shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.

         SECTION 2.13.  Computation of Interest.

         Except as otherwise specified as contemplated by Section 2.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

         SECTION 2.14.  Form of Legend for Global Securities.

         Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

         This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

         SECTION 2.15.  Payment to be in Proper Currency.

         In the case of any Securities of any series denominated in any Currency other than Dollars, except as otherwise provided therein, the obligation of the Company to make any payment of principal, premium or interest thereon shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than such Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of such Currency then due and payable. If any such tender or recovery is in a currency other than the denominated Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the denominated Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of such Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct.

                                 ARTICLE THREE

                              ISSUE OF SECURITIES

         SECTION 3.01.  Authentication and Delivery of Securities.

         Securities may be authenticated and delivered under this Indenture as permitted by the provisions of Sections 2.06, 2.07, 2.08, 3.02, 4.08 and 10.06.

         SECTION 3.02.  Documents Required for Issuance of Series of Securities.

         At any time, or from time to time after the execution and delivery of this Indenture, Securities may be executed by the Company and delivered to the Trustee for authentication upon original issue, and shall be authenticated by the Trustee and delivered by it as provided in the Company Order referred to below, upon receipt by the Trustee of the following:

                 (a)      a Company Order,

                 (b) a Board Resolution authorizing the execution, authentication and delivery of Securities, and specifying the series, maturity or (if Securities of such series are of serial maturities) maturities, and principal amount of such Securities to be authenticated and delivered,

                 (c) in case the Securities to be authenticated and delivered are of a series none of the Securities of which has been previously authenticated by the Trustee, the Board Resolution by or pursuant to which the terms and the form of the Securities of such series shall have been approved,

                 (d) either (i) a certificate or other official document evidencing the due authorization, approval or consent of any governmental body or bodies at the time having jurisdiction in the premises, together with an Opinion of Counsel that the Trustee is entitled to rely thereon and that the authorization, approval or consent of no other governmental body is required, or (ii) an Opinion of Counsel that no authorization, approval or consent of any governmental body is required,

                 (e) an Opinion of Counsel that all instruments furnished the Trustee conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver the Securities then applied for; that all conditions precedent provided for in this Indenture relating to the authentication and delivery of such Securities have been complied with and the Company is duly entitled to the authentication and delivery of such Securities in accordance with the provisions of this Indenture; that all laws and requirements with respect to the execution and delivery by the Company of such Securities have been complied with; that the Company has corporate power to issue such Securities and has duly taken all necessary corporate action for those purposes; that such Securities, when issued, will be the valid, legal and binding obligations of the Company; and that such Securities, when issued, will be entitled to the benefits of this Indenture, and

                 (f) an Officers' Certificate stating that the Company is not in default under this Indenture and that the issuance of the additional Securities applied for will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Company's certificate of incorporation or by-laws or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Company is a party or by which it may be bound or to which it may be subject; and that all conditions precedent provided for in this Indenture relating to the authentication and delivery of such Securities have been complied with.

         If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel and an Officers' Certificate at the time of issuance of each Security, but such opinion and certificate, with appropriate modifications, shall be delivered at or before the time of issuance of the first Security of such series. After any such first delivery, any separate request by the Company that the Trustee authenticate Securities of such series for original issue will be deemed to be a certification by the Company that all conditions precedent provided for in this Indenture relating to authentication and delivery of such Securities continue to have been complied with.

         The Trustee shall not be required to authenticate or to cause an Authenticating Agent to authenticate any Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, determines that such action may not lawfully be taken.

                                  ARTICLE FOUR

                            REDEMPTION OF SECURITIES

         SECTION 4.01.  Right of Redemption.

         With respect to any series of Securities, the Company may reserve the right to redeem and pay prior to Stated Maturity all or any part of such Securities at such time or times and from time to time as may be permitted or required by the terms of the Securities of such series.

         SECTION 4.02.  Applicability of Article.

         Redemption of all or any part of the Securities of any series at the election of the Company or otherwise, as permitted or required by the terms of the Securities of such series, shall be made in accordance with such terms and this Article.

         SECTION 4.03.  Election to Redeem; Notice to Trustee.

         The election of the Company to redeem all or any part of the Securities of any series pursuant to the terms of the Securities of such series shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee in its sole discretion), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed.

         SECTION 4.04.  Selection of Securities to Be Redeemed.

         If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities of such series to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Company, or, if the Company shall so designate, by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by a method which shall be fair and appropriate in accordance with methods generally used at the time of selection by fiduciaries in similar circumstances and which may provide for the selection for redemption of portions of the principal of Securities of such series of a denomination larger than the authorized minimum denomination of the Securities of such series. The portions of the principal of Securities so selected for partial redemption shall be equal to such minimum denomination or an integral multiple thereof.

         Unless the Company shall have designated the Trustee to select the Securities to be redeemed, the Company shall promptly notify the Trustee by an Officers' Certificate of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed, and the Trustee may conclusively rely upon such Officers' Certificate in connection with the selection of such Securities for redemption. If the Trustee is designated to select the Securities to be redeemed, the Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal of such Securities which has been or is to be redeemed.

         SECTION 4.05.  Notice of Redemption.

         Except as otherwise provided with respect to a series of Securities by or pursuant to the Board Resolution authorizing such series, notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to the Holder of each Security to be redeemed, at such Holder's address appearing in the Security Register.

         Any notice that is mailed to the Holder of any Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

         All notices of redemption shall state:

                 (1)       the Redemption Date,

                 (2)       the Redemption Price,

                 (3) if less than all the Outstanding Securities of like tenor of any series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Securities of such series to be redeemed from the Holders to whom the notice is given,

                 (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed, and, if applicable, that interest thereon, if any, shall cease to accrue on and after said date,

                 (5) if applicable, the current conversion or exchange price and the date on which the right to convert or exchange such Securities or portions thereof into shares of stock or other securities into which they are convertible or exchangeable will expire,

                 (6) the place or places where such Securities maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and any accrued interest pertaining thereto, and

                 (7) if such be the case, that such Securities are to be redeemed through operation of a mandatory or optional sinking fund.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, on Company Request, by the Trustee in the name and at the expense of the Company.

         SECTION 4.06.  Deposit of Redemption Price.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 5.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any interest on all the Securities or portions thereof which are to be redeemed on that date.

         SECTION 4.07.  Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and on such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of such Securities for redemption in accordance with such notice, such Securities shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date. Installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 2.09, except as otherwise provided in this Indenture with respect to such Securities.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate specified by the terms of such Security.

         SECTION 4.08.  Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at an agency of the Company in a Place of Payment (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of the same series and date of maturity and of like tenor, of any authorized denominations as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, such new Security so issued shall be a new Global Security in a denomination equal to the unredeemed portion of the principal of the Global Security so surrendered.

                                  ARTICLE FIVE

                                   COVENANTS

         SECTION 5.01.  Payment of Principal, Premium and Interest.

         The Company will duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Securities in accordance with the terms of the Securities and this Indenture.

         SECTION 5.02.  Maintenance of Agency.

         The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange or conversion and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Principal Corporate Trust Office of the Trustee and during the continuance of such failure on the Company's part, the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         SECTION 5.03.  Money for Security Payments to Be Held in Trust.

         (a)     The Company agrees

                 (1) if the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act; and

                 (2) whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         (b) The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee subject to the provisions of this Section, that such Paying Agent will

                 (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                 (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest, if any on the Securities of that series; and

                 (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent for payment in respect of the Securities of that series.

         (c) The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         (d) Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 5.04.  Payment of Taxes and Other Claims.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon it or upon its income, profits or property, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon its property; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         SECTION 5.05.  Maintenance of Properties.

         The Company will cause all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation and maintenance of any of its properties no longer deemed useful in the conduct of the business of the Company.

         SECTION 5.06.  Statement as to Compliance.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, an Officers' Certificate stating, as to each signer thereof (one of which must be the principal executive, financial or accounting officer of the Company), that

                 (1) a review of the activities of the Company during such year and of its performance under this Indenture has been made under his or her supervision, and

                 (2) to the best of his or her knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him or her and the nature and status thereof.

         SECTION 5.07.  Corporate Existence.

         Subject to Article Eleven, the Company will do, or cause to be done, all things necessary to preserve and keep in full force and effect its corporate existence.

         SECTION 5.08.  Limitations on Liens.

         (a) The Company will not, and will not permit any Restricted Subsidiary to, issue, assume or guarantee any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (herein referred to as "indebtedness") secured by any mortgage, security interest, pledge or lien (herein referred to as "mortgage") of or upon any Principal Property, or shares of capital stock or evidences of indebtedness for borrowed money issued by any Restricted Subsidiary and owned by the Company or any Restricted Subsidiary, whether owned at the date of this Indenture or thereafter acquired, without making effective provision, and the Company in each case will make or cause to be made effective provision, whereby the Principal Amount of all of the Securities from time to time Outstanding shall be secured by such mortgage equally and ratably with any and all other indebtedness thereby secured, so long as such indebtedness shall be so secured; provided, however, that the foregoing restriction shall not apply to indebtedness secured by any of the following:

                 (1) mortgages on any property existing at the time of acquisition thereof;

                 (2) mortgages on property of a corporation existing at the time such corporation is merged into or consolidated with the Company or a Restricted Subsidiary or at the time of a sale, lease or other disposition of the properties of such corporation (or a division thereof) as an entirety or substantially as an entirety to the Company or a Restricted Subsidiary, provided that such mortgage as a result of such merger, consolidation, sale, lease or other disposition is not extended to property owned by the Company or such Restricted Subsidiary immediately prior thereto;

                 (3) mortgages on property of a corporation existing at the time such corporation becomes a Restricted Subsidiary;

                 (4) mortgages securing indebtedness of a Restricted Subsidiary to the Company or to another Restricted Subsidiary;

                 (5) mortgages on property to secure all or part of the cost of acquiring, substantially repairing or altering, constructing, developing or substantially improving such property, or to secure indebtedness incurred to provide funds for any such purpose or for reimbursement of funds previously expended for any such purpose, provided the commitment of the creditor to extend the credit secured by any such mortgage shall have been obtained not later than twelve months after the later of (a) the completion of the acquisition, substantial repair or alteration, construction, development or substantial improvement of such property or (b) the placing in operation of such property or of such property as so substantially repaired or altered, constructed, developed or substantially improved;

                 (6) mortgages securing indebtedness payable on demand or not more than one year after the date as of which the determination is made (excluding any indebtedness renewable or extendable at the option of the debtor for a period or periods ending more than one year after the date as of which such determination is made), which indebtedness in accordance with generally accepted accounting practices would be included among current liabilities; or

                 (7) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any mortgage referred to in the foregoing clauses (1) to (6), inclusive; provided, however, that the principal amount of indebtedness secured thereby and not otherwise authorized by said clauses (1) to (6), inclusive, shall not exceed the principal amount of indebtedness, plus any premium or fee payable in connection with any such extension, renewal or replacement, so secured at the time of such extension, renewal or replacement.

         (b) Notwithstanding the provisions of Section 5.08(a), the Company or any Restricted Subsidiary may issue, assume or guarantee indebtedness secured by mortgages which would otherwise be subject to the restrictions of
Section 5.08(a) in an aggregate
amount which, together with all attributable debt outstanding pursuant to
Section 5.09(b), all Senior Funded Indebtedness issued, assumed or guaranteed by any Restricted Subsidiary and all indebtedness outstanding pursuant to this
Section 5.08(b), does not exceed 5% of Stockholders' Equity.

         SECTION 5.09.  Limitations on Sale and Lease-Back Transactions.

         (a) The Company will not, nor will it permit any Restricted Subsidiary to, enter into any Sale and Lease-Back Transaction with respect to any Principal Property (except for a transaction providing for a lease for a term, including any renewal thereof, of not more than three years and except for a transaction between the Company and a Restricted Subsidiary or between Restricted Subsidiaries), if the commitment by or on behalf of the purchaser is obtained more than twelve months after the later of (i) the completion of the acquisition, substantial repair or alteration, construction, development or substantial improvement of such Principal Property or (ii) the placing in operation of such Principal Property or of such Principal Property as so substantially repaired or altered, constructed, developed or substantially improved, unless either (x) the Company or such Restricted Subsidiary would be entitled pursuant to Section 5.08(a) to issue, assume or guarantee debt secured by a mortgage on such Principal Property or (y) the Company shall apply or cause to be applied, in the case of a sale or transfer for cash, an amount equal to the net proceeds thereof (but not in excess of the net book value of such Principal Property at the date of such sale or transfer) and, in the case of a sale or transfer otherwise than for cash, an amount equal to the fair value (as determined by the Board of Directors) of the Principal Property so leased to the retirement, within 180 days after the effective date of such Sale and Lease-Back Transaction, of Securities or other Senior Funded Indebtedness of the Company or a Restricted Subsidiary; provided, however, that any such retirement of Securities shall be in accordance with Article Four and any other terms and provisions of this Indenture and the Securities applicable to optional redemption of Securities and provided, further, that the amount to be applied to such retirement of Securities or other Senior Funded Indebtedness shall be reduced by an amount equal to the sum of (A) an amount equal to the applicable Redemption Price with respect to Securities delivered within 180 days after the effective date of such Sale and Lease-Back Transaction to the Trustee for retirement and cancellation and (B) the principal amount, plus any premium or fee paid in connection with any redemption in accordance with the terms, of other Senior Funded Indebtedness voluntarily retired by the Company within such 180-day period, excluding in each case retirements pursuant to mandatory sinking fund or prepayment provisions and payments at maturity. It is understood that retirement of Securities pursuant to this Section shall not be deemed to be a redemption subject to any limitation contained in this Indenture or the terms of such Securities with respect to such Securities on the right to redeem such Securities from, or in anticipation of, moneys borrowed at an interest cost less than a specified rate per annum.

         (b) Notwithstanding the provisions of Section 5.09(a), the Company or any Restricted Subsidiary may enter into a Sale and Lease-Back Transaction which would otherwise be subject to the restrictions of Section 5.09(a) so as to create an aggregate amount of attributable debt, as hereinafter defined, which, together with all indebtedness outstanding pursuant to Section 5.08(b), all Senior Funded Indebtedness issued, assumed or guaranteed by any Restricted Subsidiary and all attributable debt outstanding pursuant to this Section 5.09(b), does not exceed 5% of Stockholders' Equity. "Attributable debt" in respect of any Sale and Lease-Back Transaction means, as of the time of the determination, the lesser of (i) the sale price of the Principal Property so leased multiplied by a fraction the numerator of which is the remaining portion of the base term of the lease included in such transaction and the denominator of which is the base term of such lease, and (ii) the total obligation (discounted to present value at the highest rate of interest specified by the terms of any series of Securities then Outstanding compounded semiannually) of the lessee for rental payments (other than amounts required to be paid on account of property taxes as well as maintenance, repairs, insurance, water rates and other items which do not constitute payments for property rights) during the remaining portion of the base term of the lease included in such transaction.

         SECTION 5.10.  Waiver of Covenants.

         The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 5.04, 5.05, 5.08 and 5.09, inclusive, with respect to the Securities of any series, if before or after the time for such compliance the Holders of a majority (unless, with respect to any series of Securities, a requirement greater than a majority is specified for the purpose of this Section by or pursuant to the Board Resolution authorizing such series, in which case the greater requirement so specified) in Principal Amount of the Securities of such series at the time Outstanding shall either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                  ARTICLE SIX
            SECURITYHOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 6.01. Company to Furnish Trustee Name and Addresses of Securityholders.

         The Company will furnish or cause to be furnished to the Trustee, semiannually, not more than 15 days after each June 15 and December 15 in each year beginning after the first issue of Securities under this Indenture, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of Securities of each series as of a date not more than 15 days prior to the time such information is furnished; provided, however, that in case and so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

         SECTION 6.02. Preservation of Information; Communications to Securityholders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities contained in the most recent list furnished to the Trustee as provided in
Section 6.01 and the names and addresses of Holders of Securities received by the Trustee in its capacity as Security Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 6.01 upon receipt of a new list so furnished.

         (b) Every Holder of the Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312 of the Trust Indenture Act.

         SECTION 6.03.  Reports by Trustee.

         The term "reporting date", as used in this Section, shall be February 1, commencing with February 1, of the year following the first issue of any Securities under this Indenture. Within 60 days after the reporting date in each year, or at any other times as may be required by the Trust Indenture Act, the Trustee shall transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act dated as of such reporting date or at any other times as may be required by the Trust Indenture Act.

         A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each securities exchange upon which Securities are listed, and also with the Commission. The Company will notify the Trustee when Securities are listed on any securities exchange.

         SECTION 6.04.  Reports by Company.

         The Company will file with the Trustee and the Commission and transmit to Holders, such information, documents and other reports as may be required pursuant to the Trust Indenture Act at the times and in the manner required by the Trust Indenture Act.

                                 ARTICLE SEVEN

                                    REMEDIES

         SECTION 7.01. Events of Default.

         "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body);

                 (1) default in the payment of any interest upon any Security of that series when the same becomes due and payable, and continuance of such default for a period of 30 days; or

                 (2) default in making any mandatory or optional sinking fund payment on any Security of that series when the same becomes due and payable, and continuance of such default for a period of 30 days; or

                 (3) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity, except any Maturity occurring by reason of a call for redemption through a mandatory or optional sinking fund; or

                 (4) default in the performance, or breach, of any covenant of the Company contained in Section 7.03; or

                 (5) default in the performance, or breach, of any covenant of the Company contained in Section 5.01, 5.03(a)(1) or (2), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in Principal Amount of the Securities then Outstanding which were issued as part of the same series as any Security or Securities with respect to which such default occurred, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                 (6) any event specified as an "Event of Default" pursuant to Section 2.01 or in any supplemental indenture relating to, or in the terms of, any Securities; or

                 (7) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of one or more Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in Principal Amount of the Outstanding Securities of that series of Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                 (8) the entry of an order for relief in respect of any petition filed against the Company under the Bankruptcy Code, or the entry of a decree or order by a court having competent jurisdiction in the premises in respect of any petition filed or action taken against the Company looking to reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any other present or future Federal or State statute, law or regulation, resulting in the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or of any substantial part of its property, or resulting in the winding-up or liquidation of its affairs, all without the consent or acquiescence of the Company, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days; or

                 (9) the filing of a petition for relief under the Bankruptcy Code by the Company, or the consent, acquiescence or taking of any action by the Company in support of a petition filed by or against it looking to reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any other present or future Federal or State statute, law or regulation, or the appointment, with the consent of the Company, of any receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

         Upon receipt by the Trustee of any Notice of Default pursuant to this
Section 7.01 with respect to Securities of any series, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities of such series entitled to join in such Notice of Default, which record date shall be the close of business on the day the Trustee receives such Notice of Default. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such Notice of Default, whether or not such Holders remain Holders after such record date; provided that, unless such Notice of Default shall have become effective
      --------
by virtue of Holders of the requisite Principal Amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such Notice of Default shall automatically and without any action by any Person be canceled and of no further effect.

         SECTION 7.02.  Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing then, and in every such case, the Trustee or the Holders of not less than 25% (unless a different percentage with respect to any series of Securities is specified for the purpose of this paragraph by or pursuant to the Board Resolution authorizing such series, in which case the percentage specified) in Principal Amount of the Outstanding Securities of a Defaulted series of Securities may declare so much of the principal of all of the Securities of such series as may, in accordance with the terms thereof, be declared to be due and payable upon the occurrence and continuation of an Event of Default to be immediately due and payable, by a notice in writing to the Company (and to the Trustee if given by Securityholders of a Defaulted series of Securities), and upon any such declaration such principal (or specified portion thereof), together with interest accrued thereon, shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority (unless, with respect to any series of Securities, a requirement greater than a majority is specified for the purpose of this paragraph by or pursuant to the Board Resolution authorizing such series, in which case the greater requirement so specified) in Principal Amount of the Outstanding Securities of such Defaulted series, by written notice to the Company and the Trustee, may rescind and annul, as to such series, such declaration and its consequences if

                 (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                          (A) all overdue installments of interest on all the Securities of such Defaulted series,

                          (B) the principal of (and premium, if any, on) any Securities of such Defaulted series which have become due otherwise than by such declaration of acceleration, and interest thereon after the date such principal became due at the rate or rates specified by the terms of such Securities,

                          (C) to the extent that payment of such interest is legally enforceable, interest upon overdue interest at the rate or rates specified by the terms of the Securities of such Defaulted series, and

                          (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                 (2) all Events of Default by virtue of which such series of Securities is Defaulted, other than the non-payment of the principal of Securities of that series which have become due solely by such acceleration, have been cured or waived as provided in Section 7.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Upon receipt by the Trustee of any declaration of acceleration, or any rescission and annulment of any such declaration, pursuant to this Section 7.02 with respect to Securities of any series, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities of such series entitled to join in such declaration, or rescission and annulment, as the case may be, which record date shall be the close of business on the day the Trustee receives such declaration, or rescission and annulment, as the case may be. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such declaration, or rescission and annulment, as the case may be, whether or not such Holders remain Holders after such record date; provided that, unless such
                                                    --------
declaration, or rescission and annulment, as the case may be, shall have become effective by virtue of Holders of the requisite Principal Amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such declaration, or rescission and annulment, as the case may be, shall automatically and without any action by any Person be canceled and of no further effect.

         SECTION 7.03. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants, but only for the benefit of the Holders of the Securities of the series with respect to which such default exists, that if

                 (1) default is made in the payment of any installment of interest on any Security of such series when such interest becomes due and payable, and such default continues for a period of 30 days, or

                 (2) default is made in any mandatory or optional sinking fund payment in respect of any Security of such series, when the same becomes due and payable, and such default continues for a period of 30 days, or

                 (3) default is made in the payment of the principal of (or premium, if any, on) any Security of such series at the Maturity thereof, except any Maturity





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
         occurring by reason of a call for redemption through a mandatory or optional sinking fund,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities of such series, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and (to the extent that payment of such interest shall be legally enforceable) with interest upon the overdue principal (and premium, if any) and upon overdue installments of interest, at the rate of interest specified by the terms of such Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities of such series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Securities of any Defaulted series of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 7.04.  Trustee May File Proofs of Claim.

         In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 8.07.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

         SECTION 7.05. Trustee May Enforce Claims without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         SECTION 7.06.  Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee, and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities of the Defaulted series, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                 FIRST:  To the payment of all amounts due the Trustee under
         Section 8.07;

                 SECOND: To the payment of the amounts then due and unpaid upon the Securities of the Defaulted series for principal (and premium, if any) and interest, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities, for principal (and premium, if any) and interest, respectively; and

                 THIRD: The balance, if any, to the Person or Persons entitled thereto.

         SECTION 7.07.  Limitation on Suits.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                 (1) such Holder is the Holder of a Security of a Defaulted series and has previously given written notice to the Trustee of a continuing Event of Default by virtue of which such series is Defaulted;

                 (2) the Holders of not less than 25% (unless a different percentage with respect to any series of Securities is specified for the purpose of this Section by or pursuant to the Board Resolution authorizing such series, in which case the percentage so specified) in Principal Amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                 (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                 (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                 (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in Principal Amount of the Outstanding Securities of such series;

it being understood and intended that no one or more Holders of Securities of a Defaulted series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such series or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of the Securities of such series.

         SECTION 7.08. Unconditional Right of Securityholders to Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 2.09) interest, if any, on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         SECTION 7.09.  Restoration of Rights and Remedies.

         If the Trustee or any Securityholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Securityholder, then and in every such case the Company, the Trustee, such Securityholder and all Holders of other Securities of such series shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and such Securityholders shall continue as though no such proceeding had been instituted.

         SECTION 7.10.  Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.08, no right or remedy herein conferred upon or reserved to the Trustee or the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 7.11.  Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Securityholders, as the case may be.

         SECTION 7.12.  Control by Securityholders.

         The Holders of a majority (unless, with respect to any series of Securities, a requirement greater than a majority is specified for the purpose of this Section by or pursuant to the Board Resolution authorizing such series, in which case the greater requirement so specified) in Principal Amount of the Outstanding Securities of a Defaulted series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that
                                          --------

                 (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                 (2) subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders of the Securities of such series not joining in any such direction or would involve the Trustee in personal liability, and

                 (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         Upon receipt by the Trustee of any such direction with respect to Securities of any series, a record date shall automatically and without any other action by any Person be set for determining the Holders of Outstanding Securities of such series entitled to join in such direction, which record date shall be the close of business on the day the Trustee receives such direction. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; provided that, unless such direction shall have become effective by
      --------
virtue of Holders of the requisite Principal Amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such direction shall automatically and without any action by any Person be canceled and of no further effect.

         SECTION 7.13.  Waiver of Past Defaults.

         The Holders of a majority (unless, with respect to any series of Securities, a requirement greater than a majority is specified for the purpose of this Section by or pursuant to the Board Resolution authorizing such series, in which case the greater requirement so specified) in Principal Amount of the Outstanding Securities of a Defaulted series may on behalf of the Holders of all the Securities of such series waive, as to such series, any past default hereunder and its consequences by virtue of which such series is, or with notice or lapse of time or both would be, Defaulted, except a default not theretofore cured

                 (1) in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series, or

                 (2) in respect of a covenant or provision hereof which under Article Ten cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall, as to such series, cease to exist, and any Event of Default arising therefrom shall, as to such series, be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 7.14.  Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any Security on or after the respective Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date) and provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

         SECTION 7.15.  Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                 ARTICLE EIGHT

                                  THE TRUSTEE

         SECTION 8.01.  Certain Duties and Responsibilities.

         The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         SECTION 8.02.  Notice of Default.

         If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the TIA; provided, however, that in the case of any default of the character specified in Section 7.01(5) or (7) no such notice to Securityholders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.

         SECTION 8.03.  Certain Rights of Trustee.

         Subject to the provisions of Section 8.01 and Sections 315(a) through 315(d) of the TIA:

                 (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                 (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                 (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                 (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders pursuant to this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                 (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                 (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         SECTION 8.04.  Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

         SECTION 8.05.  May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Section
8.08 and 8.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

         SECTION 8.06.  Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         SECTION 8.07.  Compensation and Reimbursement.

         The Company agrees

                 (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                 (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                 (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities of any series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest, if any, on the Securities.

         SECTION 8.08.  Disqualification; Conflicting Interests.

         (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect hereinafter specified in this Article.

         (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders of Securities of that series, as their names and addresses appear in the Security Register, notice of such failure.

         (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if the Trustee has or acquires a conflicting interest as described in Section 310(b) of the Trust Indenture Act.

         SECTION 8.09.  Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder with respect to the Securities of each series, which may be a Trustee hereunder for Securities of one or more other series, shall be eligible to act under Section 310(a)(1) of the TIA and shall have a combined capital and surplus (computed in accordance with Section 310(a)(2) of the TIA) of at least $50,000,000. If at any time a Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 8.10.  Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 8.11.

         (b) The Trustee may resign subject to the provisions of Section 310 of the TIA at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in Principal Amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

         (d)     If at any time:

                 (1) the Trustee shall fail to comply with Section 8.08(a) after written request therefor by the Company or by any Securityholder who has been a bona fide Holder of a Security for at least six months, or

                 (2)      the Trustee shall cease to be eligible under Section
         8.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

                 (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 7.14, any Securityholder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 8.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in Principal Amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 8.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Securityholders and accepted appointment in the manner required by Section 8.11, any Securityholder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to the Holders of Securities of such series in the manner provided in Section
1.06. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Principal Corporate Trust Office.

         SECTION 8.11.  Acceptance of Appointment by Successor.

         (a) In case of the appointment of a successor Trustee with respect to all Securities, such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in
Section 8.07.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall (subject to its lien, if any, provided for in Section 8.07) duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in Subsection (a) or (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 8.12. Merger, Conversion, Consolidation or Succession to Business of Trustee.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under
- --------
this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         SECTION 8.13.  Preferential Collection of Claims against Company.

         If the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company the Trustee shall be subject to the provisions of Section 311 of the Trust Indenture Act regarding the collection of claims against the Company.

         SECTION 8.14.  Authenticating Agents.

         The Trustee, from time to time upon receipt of a Company Request, shall promptly appoint one or more Authenticating Agents with power to act on its behalf and subject to its direction in the authentication and delivery of Securities of one or more series and in connection with registrations of transfers and exchanges of Securities of such series as fully for all intents and purposes as though each Authenticating Agent had been expressly authorized to authenticate and deliver such Securities. For all purposes of this Indenture, the authentication and delivery of Securities by any Authenticating Agent pursuant to this Section shall be deemed to be the authentication and delivery of such Securities "by the Trustee." Any Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State and authorized under such laws to act as authenticating agent, with a combined capital and surplus (computed in accordance with Section 310(a)(2) of the TIA) of at least $5,000,000 and subject to supervision or examination by Federal or State authority. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of any

Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee, the Company or the Authenticating Agent or such successor corporation.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time and shall, upon receipt of a Company Request, terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee, upon receipt of a Company Request, shall promptly appoint a successor Authenticating Agent acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.06 to the Holders of Securities of the series with respect to which such Authenticating Agent will serve, and shall publish notice of such appointment at least once in an Authorized Newspaper in the place where such successor Authenticating Agent has its principal office. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The provisions of Sections 2.11, 8.04 and 8.05 shall be applicable to any Authenticating Agent.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services.

                                  ARTICLE NINE

                           SECURITYHOLDERS' MEETINGS

         SECTION 9.01.  Purposes of Meetings.

         A meeting of the Holders of one or more series of the Securities may be called at any time and from time to time pursuant to the provisions of this Article Nine for any of the following purposes:

                 (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Seven;

                 (2) to remove the Trustee and appoint a successor pursuant to the provisions of Article Eight;

                 (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

                 (4) to take any other action authorized to be taken by or on behalf of the holders of a specified aggregate Principal Amount of the Outstanding Securities of any series under any other provision of this Indenture or under applicable law.

         SECTION 9.02.  Call of Meetings by Trustee.

         The Trustee may at any time call a meeting of Securityholders to take any action specified in Section 9.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, State of New York, as the Trustee shall determine. Notice of every meeting of the Securityholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of the Securities of all series that may be affected by the action proposed to be taken at the meeting at their addresses as they shall appear in the Security Register. Such notice shall be mailed not less than 20 nor more than 90 days prior to the date fixed for the meeting.

         SECTION 9.03.  Call of Meetings by Company or Securityholders.

         In case at any time the Company, pursuant to a Board Resolution, or the holders of at least 10% in aggregate Principal Amount of the Securities then Outstanding of all series that may be affected by the action proposed to be taken at the meeting, shall have requested the Trustee to call a meeting of Securityholders of all series that may be so affected by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 9.01, by mailing notice thereof as provided in Section 9.02.

         SECTION 9.04.  Qualifications for Voting.

         To be entitled to vote at any meeting of Securityholders a Person shall (a) be a Holder of one or more Securities of a series affected by the action proposed to be taken at the meeting or (b) be a Person appointed by an instrument in writing as proxy by a holder of one or more such Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         SECTION 9.05.  Regulations.

         Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the meeting as it shall think fit.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders, as provided in Section 9.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of a majority in aggregate Principal Amount of the Securities represented at the meeting and entitled to vote.

         At any meeting each Securityholder of a series or proxy shall be entitled to one vote for each principal amount constituting the authorized minimum denomination of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities of such series held by him or instruments in writing as aforesaid duly designating him as the Person to vote on behalf of other Securityholders of such series. Any meeting of Securityholders duly called pursuant to the provisions of Section 9.02 or 9.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

     At any meeting of Securityholders, the presence of Persons holding or representing Securities in an aggregate Principal Amount sufficient to take action upon the business for the transaction of which such meeting was called shall be necessary to constitute a quorum; but, if less than a quorum be present, the Persons holding or representing a majority in aggregate Principal Amount of the Securities represented at the meeting and entitled to vote may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present.

         SECTION 9.06.  Voting.

         The vote upon any resolution submitted to any meeting of Securityholders of a series shall be by written ballots on which shall be subscribed the signatures of the holders of Securities of such series or of their representatives by proxy and the serial number or numbers of the Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.02. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         SECTION 9.07.  Action by Securityholders.

         Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate Principal Amount of the Securities of any series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any Act of such Securityholders pursuant to Section 1.04, or (b) by the record of such Securityholders voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such Act and any such record of such a meeting of such Securityholders.

                                  ARTICLE TEN

                            SUPPLEMENTAL INDENTURES

         SECTION 10.01. Supplemental Indentures without Consent of Securityholders.

         Without the consent of the Holders of any Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, for any of the following purposes:

                 (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                 (2) to add to the covenants of the Company, for the benefit of the Holders of the Securities of any one or more series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or

                 (3) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided that such action shall not adversely affect the
                    --------
         interest of any of the Holders of the Securities of any series in any material respect; or

                 (4) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under TIA, or under any similar Federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by TIA, excluding, however, the provisions referred to in Section 316(a)(2) of TIA or any corresponding provision in any similar Federal statute hereafter enacted; or

                 (5) to provide for the issuance under this Indenture of Securities in the form only of an entry or entries in the Security Register and without delivery thereof in any form (including all appropriate notification and publication and other provisions), and to provide for exchangeability of such Securities with the Securities of the same series issued hereunder; or

                 (6) to set forth the forms or terms (including, without limitation, additional covenants and changes in or eliminations of covenants previously set forth in this Indenture) of any one or more series of Securities not previously issued; or

                 (7) to change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that
                                                                   --------
         any such change or elimination shall become effective only when there is no Security Outstanding of any series authorized prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                 (8) to evidence and provide for the acceptance, of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 8.11(b).

         SECTION 10.02.  Supplemental Indentures with Consent of
Securityholders.

         With the consent of the Holders of not less than 66 2/3% (unless a different percentage with respect to any series of Securities is specified for the purpose of this Section 10.02 by or pursuant to the Board Resolution authorizing such series, in which case, as to such series, the percentage so specified) in Principal Amount of the Outstanding Securities of each series to be affected, in each case by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of such Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                 (1) change the Stated Maturity of the principal of, or any installment of principal of or interest (unless otherwise provided with respect to such Security pursuant to Section 2.01(20)), if any, on, any Security, or reduce the principal thereof payable at Stated Maturity or the rate of interest, if any, thereon, or change any Redemption Price, or reduce the amount of principal of any Security that may at any time be declared to be due and payable pursuant to
         Section 7.02, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or alter adversely the terms and provisions, if any, applicable to conversion or exchange of any Securities; or

                 (2) reduce the percentage in Principal Amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

                 (3)      modify any of the provisions of this Section, Section
         5.10 or 7.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 8.11(b) and 10.01(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for an Act of Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 10.03.  Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 8.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by and complies with this Indenture. The Trustee may, but shall not (except to the extent required in the case of a supplemental indenture entered into under Section 10.01(4) be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 10.04.  Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 10.05.  Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

         SECTION 10.06.  Reference in Securities to Supplemental Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

         SECTION 10.07.  Notice of Supplemental Indentures.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 10.02, the Company shall give notice thereof to the Holders of each Outstanding Security of any series so affected, pursuant to Section 1.06, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to give such notice, or any defect therein, shall not, in any way, impair or affect the validity of any such supplemental indenture.

                                 ARTICLE ELEVEN

                 CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

         SECTION 11.01.  Company May Consolidate, etc., Only on Certain Terms.

         The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless

                 (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

                 (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

                 (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 11.02.  Successor Corporation Substituted.

         Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 11.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein and thereafter the predecessor corporation shall be released from all obligations and covenants under this Indenture and the Securities. In the event of any such conveyance or transfer, the Company as the predecessor corporation may be dissolved, wound up and liquidated at any time thereafter.

                                 ARTICLE TWELVE

                           SATISFACTION AND DISCHARGE

         SECTION 12.01.  Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer, exchange or conversion of Securities herein expressly provided for and any rights to receive payments of interest thereon), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                 (1)      either

                          (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.08, and (ii) Securities for whose payment money has theretofore been (aa) deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 5.03(d) or (bb) paid to any State or the District of Columbia pursuant to its unclaimed property or similar laws) have been delivered to the Trustee for cancellation; or

                          (B) all such Securities not theretofore delivered to the Trustee for cancellation

                                  (i)      have become due and payable, or

                                  (ii)      will become due and payable at
                          their Stated Maturity within one year, or

                                  (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee, as trust funds in trust for the purpose, money in an amount in the currency in which such Securities are payable, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable), or to the Stated Maturity or Redemption Date, as the case may be;

                 (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                 (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 8.07, the obligations of the Trustee to any Authenticating Agent under Section 8.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause
(1) of this Section, the obligations of the Trustee under Section 12.02 and the last paragraph of Section 5.03 shall survive.

         SECTION 12.02.  Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 5.03, all money deposited with the Trustee pursuant to Section 12.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                ARTICLE THIRTEEN

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

         SECTION 13.01.  Exemption from Individual Liability.

         No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Securities.

                                ARTICLE FOURTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

         SECTION 14.01. Company's Option to Effect Defeasance or Covenant Defeasance.

         The Company may elect, at its option at any time, to have Section
14.02 or Section 14.03 applied to any Securities or any series of Securities, as the case may be, if so provided with respect to the Securities of any series pursuant to Section 2.01, upon compliance with the conditions set forth in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 2.01 for such Securities.

         SECTION 14.02.  Defeasance and Discharge.

         Upon the Company's exercise of its option to have this Section applied to any Securities or any series of Securities, as the case may be, the Company shall be deemed to have been fully discharged from all or any specified portion of its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 14.04 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities or, at the Company's option, any specified payment obligation and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in
Section 14.04 and as more fully set forth in such Section, payments in respect of all or any defeased portion of the principal of and any premium and/or interest on such Securities when payments are due, (2) the Company's obligations with respect to such Securities under Sections 2.06, 2.07, 2.08,
5.02 and 5.03, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and (4) this Article. Subject to compliance with this Article, the Company may exercise its option, if any, to have this





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
Section applied to any Securities notwithstanding the prior exercise of its option, if any, to have Section 14.03 applied to such Securities.

         SECTION 14.03.  Covenant Defeasance.

         Upon the Company's exercise of its option, if any, to have this Section applied to any Securities or any series of Securities, as the case may be, (1) the Company shall be released from any of its obligations under Sections 5.08 and 5.09, and any covenants provided pursuant to Section 2.01(17), 10.01(2) or 10.01(6) for the benefit of the Holders of such Securities, (2) the occurrence of any event specified in Section 7.01(7) (with respect to Sections 5.08 and 5.09, and any such covenants provided pursuant to Sections 2.01(17), 10.01(2) or 10.01(6)) and 7.01(6) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section 14.03 on and after the date the conditions set forth in Section 14.04 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 7.01(7)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

         SECTION 14.04.  Conditions to Defeasance or Covenant Defeasance.

         The following shall be the conditions to the application of Section
14.02 or Section 14.03 to any Securities or any series of Securities, as the case may be:

                 (1) In the event of an election to have Section 14.02 apply to any Securities or any series of Securities, as the case may be, the Company shall have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 8.09 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, all or any specific portion of the principal of and any premium and interest on such Securities on the respective Interest Payment Date and/or Stated Maturities, in accordance with the terms of this Indenture and such Securities.

                 (2) In the event of an election to have Section 14.02 apply to any Securities or any series of Securities, as the case may be, the Company shall have advised the Trustee in writing of the payment or payments of the Securities of any series to which such deposit is to be applied.

                 (3) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

                 (4) Such Defeasance or Covenant Defeasance shall not result in the trust arising from any such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

                 (5) In the event of an election to have Section 14.03 apply to any Securities or any series of Securities, as the case may be, the Company shall satisfy all terms and conditions which shall be imposed as conditions to the application of Section 14.03 to such Securities in connection with the provisions regarding Section 14.03 adopted by the Company with respect to such Securities pursuant to
         Section 2.01.

         SECTION 14.05. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions.

         The Trustee shall, subject to the provisions of the Indenture, hold in trust any money and U.S. Government Obligations deposited with the Trustee pursuant to Section 14.04(1), and any money received by the Trustee as payment of principal or interest in respect of such U.S. Government Obligations, and shall apply all such money, in accordance with the provisions of the Securities and the Indenture, to the payment, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such deposit (including any money to be received by the Trustee as principal or interest in respect of such U.S. Government Obligations) was made with the Trustee; provided, however, that, if the Trustee shall at any time hold in trust
- --------  -------
pursuant to this Section, as a result of a deposit made pursuant to this Article, any money in excess of the amount required to make the payments to which such deposit (including any money to be received by the Trustee as principal or interest in respect of any U.S. Government Obligations included within such deposit) was to be applied, the Trustee shall, upon Company Request, pay to the Company such excess money.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 14.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

         SECTION 14.06.  Reinstatement.

         If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 14.02 or 14.03 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 14.05 with respect to such Securities in accordance with this Article; provided, however, that if the
                                            -----------------
Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

                                ARTICLE FIFTEEN

                                 MISCELLANEOUS

         SECTION 15.01.  Counterparts.

         This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.


                  (Remainder of page intentionally left blank)

         Bank of America National Trust and Savings Association hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        J. C. PENNEY COMPANY, INC.



                                        By_________________________________
Attest:

___________________________



                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION



                                        By_________________________________


Attest:

__________________________

STATE OF TEXAS            )
                          )       ss.:
COUNTY OF COLLIN          )

         On this ________ day of ____________________, 1994, before me personally came ___________________________, to me known, who, being by me duly
sworn, did depose and say that he resides   at ______________________________;
that he is a _________________________ of J. C. Penney Company, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is said corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                               _________________________________
                                               Notary Public



STATE OF CALIFORNIA       )
                          )       ss.:
COUNTY OF LOS ANGELES     )

         On this ________ day of ____________________, 1994, before me personally came ___________________________, to me known, who, being by me duly
sworn, did depose and say that he resides   at ______________________________;
that he is a _________________________ of Bank of America National Trust and Savings Association, a national banking association described in and which executed the foregoing instrument; that he knows the corporate seal of said association; that the seal affixed to said instrument is said corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                               _________________________________
                                               Notary Public





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